SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☑ Definitive Additional Materials
 ☐ Soliciting Material Under Rule 14a-12

PHILLIPS-VAN HEUSEN CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials:
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PHILLIPS-VAN HEUSEN CORPORATION

200 Madison Avenue
New York, New York 10016-3903

EMANUEL CHIRICO and MARK D. FISCHER, or either of them, with the power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of PHILLIPS-VAN HEUSEN CORPORATION into which all of the shares of Series A Convertible Preferred Stock held by the undersigned were convertible as of the record date for the Annual Meeting of Stockholders to be held in New York, New York, on June 23, 2011, and any adjournments thereof, on the matters printed on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If this Proxy is executed but no directions are given, this Proxy will be voted:

•	FOR the election of all of the nominees for director;

•	FOR the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “PVH Corp.”;

•	FOR the approval of the material terms to the Company’s 2006 Stock Incentive Plan;

•	FOR the approval of the compensation paid to the Company’s Named Executive Officers;

•	“1 YEAR” on the proposal regarding the frequency of future advisory votes on executive compensation;

•	FOR the ratification of auditors.

(Continued, and to be dated and signed on the other side.)

PHILLIPS-VAN HEUSEN CORPORATION
P.O. Box 64945
St. Paul, MN 55164-0945

The Board recommends a vote FOR all of the nominees in proposal 1; FOR proposals 2, 3, 4, and 6; and “1 YEAR” on proposal 5.

1. Election of the nominees for director listed below:	FOR all nominees ☐ listed below	WITHHOLD AUTHORITY to ☐ vote for all nominees listed below	EXCEPTIONS* ☐

NOMINEES:
MARY BAGLIVO, EMANUEL CHIRICO, JUAN FIGUEREO, JOSEPH B. FULLER, FRED GEHRING, MARGARET L. JENKINS, DAVID LANDAU, BRUCE MAGGIN, V. JAMES MARINO, HENRY NASELLA, RITA M. RODRIGUEZ, CRAIG RYDIN and CHRISTIAN STAHL.

(Instruction: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*  Exceptions: ____________________________________________________________________________________________________

2. Approval of the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “PVH Corp.”	FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Approval of the material terms to the Company’s 2006 Stock Incentive Plan.	FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Advisory vote on the compensation paid to the Company’s Named Executive Officers.	FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Advisory vote with respect to the frequency of future advisory votes on executive compensation.	1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

6. Appointment of auditors.	FOR ☐ AGAINST ☐ ABSTAIN ☐

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address change and/or comments ☐

Note:  The signature should agree with the name on your stock certificate.  If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing.  If the signer is a corporation, please sign the full corporate name, by duly authorized officer.  If shares are held jointly, each stockholder named should sign.

Dated: , 2011
Signature
Signature, if held jointly
To vote, fill in (x) with black or blue ink only. ☒